UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2013

Assisted Living Concepts, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13498	93-1148702
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

W140 N8981 Lilly Road, Menomonee Falls, Wisconsin 53051

(Address of Principal Executive Offices) (Zip Code)

(262) 257-8888

(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 8, 2013, Assisted Living Concepts, Inc. (“ALC”) issued a press release announcing that its results of operations and financial condition for its first quarter ended March 31, 2013 are available in ALC’s quarterly report on Form 10-Q for the first quarter ended March 31, 2013 that was filed with the Securities and Exchange Commission on May 8, 2013. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following document is furnished herewith as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release dated May 8, 2013 issued by Assisted Living Concepts, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 8, 2013

ASSISTED LIVING CONCEPTS, INC.

	By:	/s/ John Buono
John Buono Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 8, 2013 issued by Assisted Living Concepts, Inc.